SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 20, 2000

                            GB PROPERTY FUNDING CORP.
                                GB HOLDINGS, INC.
                        GREATE BAY HOTEL AND CASINO, INC.

             (Exact name of Registrant as specified in its Charter)

          Delaware                                     75-2502290
          Delaware                                     75-2502293
          New Jersey                 33-69716          22-2242014
          -------------------------------------------------------
         (State or other juris-     (Commission       (IRS Employer
         diction of incorporation)   File Number)      Identification
                                                       Number)


         c/o Sands Hotel & Casino
         Indiana Avenue and Brighton Park, 9th Floor
         Atlantic City, New Jersey                         08401
        (Address of principal executive office)          (Zip Code)


        Registrant's telephone number including area code: (609) 441-4517

                                 Not Applicable

         (Former name and former address, as changed since last report)

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Item 5.           Other Events

         A press  release is being issued today in the form  attached as Exhibit
1.

Item 7(c).        Exhibits

1.       Press Release dated October 20, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GB PROPERTY FUNDING CORP.


Dated:  October 20, 2000                By: /s/ Timothy A. Ebling
                                        Name:    Timothy A. Ebling
                                        Title:   Executive Vice President and
                                                 Chief Financial Officer

                                        GB HOLDINGS, INC.


Dated:  October 20, 2000                By: /s/ Timothy A. Ebling
                                        Name:    Timothy A. Ebling
                                        Title:   Executive Vice President and
                                                 Chief Financial Officer

                                        GREATE BAY HOTEL AND CASINO, INC.


Dated:  October 20, 2000                By: /s/ Timothy A. Ebling
                                        Name:    Timothy A. Ebling
                                        Title:   Executive Vice President and
                                                 Chief Financial Officer

                                  Exhibit Index

         No.                        Exhibit

         1.                         Press Release dated October 20, 2000.